UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2021 (October 1, 2021)

MELI Kaszek Pioneer Corp

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-40847	98-1607040
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

78 SW 7th Street
Individual Office No. 07-156
Miami, Florida
(Address of Principal Executive Offices) (Zip Code)

+ 598 2927 2770

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, $0.0001 par value	MEKA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously reported on a Current Report on Form 8-K filed by MELI Kaszek Pioneer Corp (the “Company”) on October 1, 2021 (the “Initial Form 8-K”), on October 1, 2021, the Company completed its initial public offering (the “IPO”) of 28,750,000 Class A ordinary Shares, par value $0.0001 per share (the “Class A Ordinary Shares”), pursuant to the Company’s registration statement on Form S-1 (File No. 333-259473). The Class A Ordinary Shares were sold at an offering price of $10.00 per share, generating net proceeds to the Company of $281,750,000 (after giving effect to the underwriter’s discount of $0.20 per share).

As previously reported on the Initial Form 8-K, on October 1, 2021, simultaneously with the consummation of the IPO, the Company consummated the private placement (the “Private Placement”) of 975,000 shares (the “Private Placement Shares”), at a purchase price of $10.00 per Private Placement Share, generating gross proceeds to the Company of $9,750,000.

A total of $287,500,000, comprised of $281,750,000 of the proceeds from the IPO (which amount includes $10,062,500 of the underwriters’ deferred discount) and $5,750,000 of the proceeds of the sale of the Private Placement, was placed in a U.S.-based trust account at JPMorgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of October 1, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement, has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

99.1	Audited Balance Sheet

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MELI Kaszek Pioneer Corp

Date: October 7, 2021	By:	/s/ Hernan Kazah
Name: Hernan Kazah
Title: Co-Chief Executive Officer